Exhibit 10.1

CODESMART HOLDINGS, INC.

$4,000,000 OFFERING DOCUMENTS

Investor Package

This Investor Package contains the documents listed below in connection with an offering by CodeSmart Holdings, Inc. (the “Company”) of up to $4,000,000 in the Company’s common stock, par value $.0001 per share (“Common Stock”).

Subscription Agreement & Exhibits

Exhibit A:                  Accredited Investor Questionnaire & Form W-9
Exhibit B:                   Escrow Agreement
Exhibit C:                  Private Placement Memorandum

Please deliver your investment amount via wire or check along with duly executed copies of the signature pages to the following documents: (i) the Subscription Agreement, and (ii) the Accredited Investor Questionnaire & Form W-9 (collectively, the “Transaction Documents”).  A signature page package containing segregated signature pages for each of the aforementioned documents has been provided in a separate Adobe PDF file for your convenience.  All documents should be faxed to Ira Shapiro with the originals to follow via FedEx to the following address:

Mr. Ira Shapiro
CodeSmart Holdings, Inc.
103 Waters Edge
Congers, NY 10920

Please feel free to call Ira Shapiro at 646-526-7867 if you have any questions or comments with respect to the attached documents.

CODESMART HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

June 19, 2013
Mr. Ira Shapiro
CEO
CodeSmart Holdings, Inc.
103 Waters Edge
Congers, NY 10920

Investors:

This Subscription Agreement (this “Agreement”) is dated as of June 19, 2013 by and between CodeSmart Holdings, Inc., a Florida corporation, and all predecessors thereof (the “Company”), and the investors identified on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to exemptions from registration under the Securities Act (as defined below), the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company, a maximum of 2,666,667 shares of the Company’s Common Stock, par value $.0001 per share (the “Common Stock”) at a price of $1.50 per share (the “Purchase Price”) for aggregate gross proceeds of up to $4,000,000 (the “Offering”). There is no minimum number of Shares which must be sold by the Company in this Offering and the Company may be able to increase the maximum amount of the Offering at its sole discretion.

WHEREAS, the aggregate proceeds of the sale of the shares of the Company’s Common Stock shall be held in escrow, pending closing of the purchase and sale of the shares of the Company’s Common Stock, pursuant to the terms of the Escrow Agreement, dated June 19, 2013, in substantially the form of Exhibit B (the “Escrow Agreement”), among the Company, a representative of the Investors and Ofsink, LLC, as the escrow agent (the “Escrow Agent”).

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE 1.
DEFINITIONS

Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory or self-regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

 “Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

 “Closing” means the closing of the purchase and sale of the Shares pursuant to Article II.

“Closing Date” means the Trading Day on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

 “Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any securities into which such common stock may hereafter be reclassified or for which it may be exchanged as a class.

“Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Entities” means the Company, The CodeSmart Group, Inc., a Nevada corporation (“CodeSmart”), American Coding Quality Association, LLC, a Delaware limited liability company (“ACQA”) and all existing Subsidiaries of any such entities and any other entities which hereafter become Subsidiaries of any such entities.

 “Company Deliverables” has the meaning set forth in Section 2.2(a).

 “Disclosure Materials” has the meaning set forth in Section 3.1(h).

“Escrow Agreement” shall mean or relate to a formal escrow agreement to be entered into among the parties as necessary to close the transaction and otherwise ensure that the Company receives the Investment Amount and the Investors receive the Shares.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

 “Existing Company Entities” means the Company, CodeSmart, ACQA and their respective Subsidiaries.

“GAAP” means U.S. generally accepted accounting principles.

 “Intellectual Property Rights” has the meaning set forth in Section 3.1(j).

 “Investment Amount” means, with respect to each Investor, the Investment Amount indicated on such Investor’s signature page to this Agreement.

“Investor Deliverables” has the meaning set forth in Section 2.2(b).

“Investor Party” has the meaning set forth in Section 4.5.

“Last Closing” shall mean the final Closing of the Offering provided such Closing satisfies the terms and conditions as set forth in Section 2.1 and Section 5.

 “Lien” means any lien, charge, encumbrance, security interest, pre-emptive right, right of first refusal, right of participation or any other restrictions of any kind.

 “Losses” means any loss, liability, obligation, claim, contingency, damage, cost or expense, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation related thereto.

 “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material and adverse effect on the results of operations, assets, properties, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Documents.

 “New York Courts” means the state and federal courts sitting in the City of New York, Borough of Manhattan.

 “Per Share Purchase Price” shall mean $1.50 per share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

 “Registration Statement” means a registration statement meeting the requirements set forth in Section 4.4 herein and covering the resale by the Investors of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Reports” means reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof.

“Securities Act” means the Securities Act of 1933, as amended.

 “Shares” means the shares of Common Stock being offered and sold to the Investors by the Company hereunder.

“Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

 “Subsidiary” of any Person means any “significant subsidiary” as defined in Rule 1-02(w) of the Regulation S-X promulgated by the Commission under the Exchange Act of such Person.  The term “Subsidiaries” shall be deemed to include CodeSmart, 68.06% of which total outstanding capital is owned by the Company and ACQA, 100% of which membership interests are owned by the Company and their respective subsidiaries.

 “Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing)

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE 2.
PURCHASE AND SALE

2.1.           Closing.  The closings of the purchase and sale of the Shares for an Investor’s Investment Amount (each, a “Closing”) shall take place as soon as practicable following the satisfaction of the conditions to the Closing set forth herein (or such later date as is mutually agreed to by the Company and the Investor(s)).  There may be multiple Closings (the date of any such Closing is hereinafter referred to as a “Closing Date”) and in no event the Closings shall be after July 15, 2013, unless extended at the sole discretion of the Company. Each Closing shall take place at the offices of Ofsink, LLC, 900 Third Avenue, 5th Floor, New York, NY 10022 on the Closing Date or at such other location or time as the parties may agree.

2.2.           Closing Deliveries.  (a)  At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the “Company Deliverables”):

(i)            a single certificate representing that number of aggregate Shares to be issued and sold at Closing to such Investor, determined under Section 2.1(a), registered in the name of such Investor; and

(ii)           this Agreement, duly executed by each party thereto.

(b)          At the Closing, each Investor shall deliver or cause to be delivered the following to the Company (collectively, the “Investors Deliverables”):

(i)           this Agreement, duly executed by each party thereto; and

(ii)           the Investment Amount in United States dollars and in immediately available funds, by wire transfer to the escrow account under the Escrow Agreement.

2.3            Escrow Arrangements; Form of Payment.  Upon execution hereof by the Investors and pending the Closing, the Investment Amount shall be deposited in a non-interest bearing escrow account with the Escrow Agent, pursuant to the terms of the Escrow Agreement.  The Investment Amount is payable by wire transfer to “Ofsink, PLLC, as Escrow Agent” pursuant to the following wire instructions.

WIRING INSTRUCTIONS

Bank’s Name and Address:	________________
________________ ________________
Account #:	________________
ABA Routing #:	________________
SWIFT:	________________

Provided that (i) the Investor has satisfied all conditions set forth herein, and (ii) the Company has accepted and executed this Agreement.  Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement the Investment Amount for the Shares to be issued and sold to the Investor(s) on such Closing Date, and (ii) the Company shall, as soon thereafter as is practicable, deliver to the Investor(s), the Shares, duly issued by the Company. In the event that a closing does not occur, the Investor’s funds will be returned by Ofsink, LLC to the Investor.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES

3.1.           Representations and Warranties of the Existing Company Entities.  The Company, CodeSmart, and ACQA hereby jointly and severally make the following representations and warranties to each Investor:

(a)           Subsidiaries.  Except as disclosed on Schedule 3.1 (a) none of the Existing Company Entities have any direct or indirect Subsidiaries.  Except as disclosed in Schedule 3.1(a), (i) the Company owns, directly or indirectly, all of the capital stock of each other Existing Company Entity, and each other Existing Company Entity owns, directly or indirectly, all of the capital stock of its respective Subsidiaries, in each case free and clear of any and all Liens, and (ii) all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of any and all Liens.

(b)           Organization and Qualification.  Each Existing Company Entity is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its respective properties and assets and to carry on its respective business as currently conducted.  No Existing Company Entity is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each Existing Company Entity is duly qualified to conduct its respective businesses and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(c)           Authorization; Enforcement.  Each Existing Company Entity which is or is to become party to any Transaction Document has the requisite corporate and other power and authority to enter into and to consummate the transactions contemplated by each such Transaction Document to which it is a party and otherwise to carry out its obligations thereunder.  The execution and delivery of the Transaction Documents, by each Existing Company Entity to be party thereto and the consummation by each of them of the transactions contemplated thereby have been duly authorized by all necessary action on the part of such Existing Company Entity, and no further action is required by any of them in connection with such authorization.  Each Transaction Document has been (or upon delivery will have been) duly executed by the Company, each other Existing Company Entity required to execute the same and each Subsidiary (to the extent any of them is a party thereto) and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, such Existing Company Entity and such Subsidiary, enforceable against each in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, and each other Existing Company Entity and Subsidiary (to the extent a party thereto) and the consummation by the Company, and such other Existing Company Entities and Subsidiaries, of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s, such Existing Company Entity’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing an Existing Company Entity or Subsidiary debt or otherwise) or other understanding to which any Existing Company Entity or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including United States federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  No Existing Company Entity is required to obtain any consent, waiver, authorization, approval or order of, give any notice to, or make any filing or registration with, any federal, provincial, state, local or other governmental authority or any other Person in connection with the execution, delivery and performance by the Company and each Subsidiary to the extent a party thereto of the Transaction Documents, other than (i) filings required by state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) the filings required in accordance with Section 4.4, (iv) filings, consents and approvals required by the rules and regulations of the applicable Trading Market and (v) those that have been made or obtained prior to the date of this Agreement.

(f)            Issuance of the Shares.  The Shares have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of any and all Liens.  The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement in order to issue the Shares.

(g)           Capitalization.  The number of shares of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans is specified in Schedule 3.1(g).  No securities of any Existing Company Entity are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issue and sale of the Shares hereunder will not, immediately or with the passage of time, obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company or Subsidiary securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h)           Since the date of latest audited financial statements included in the Company’s SEC Reports ande except as set forth on Schedule 3.1(h) (collectively, “Disclosure Materials”),there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect.  The Company does not have pending before the Commission any request for confidential treatment of information.

(i)            Litigation.  There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) except as specifically disclosed in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.  No Existing Company Entity, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Existing Company Entities, there is not any pending investigation by or before the Commission or any other court, arbitrator, governmental or administrative agency, regulatory or self-regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility involving any Existing Company Entity or any of their respective current or former directors or officers (in his or her capacity as such).  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j)            Patents and Trademarks.  Schedule 3.1(j) sets forth all of the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that the Existing Company Entities own or have the rights to use (collectively, the “Intellectual Property Rights”).  The Intellectual Property Rights constitute all of the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary for use by the Existing Company Entities in connection with their respective businesses as described in the SEC Reports. No Existing Company Entity has received a written or oral notice that the Intellectual Property Rights used by any of them violates or infringes upon the rights of any Person.  Except as set forth in Schedule 3.1(j), all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  To the knowledge of the Existing Company Entities, no former or current employee, no former or current consultant, and no third-party joint developer of any Existing Company Entity has any Intellectual Property Rights made, developed, conceived, created or written by the aforesaid employee, consultant or third-party joint developer during the period of his or her retention by, or joint venture with, such Existing Company Entity which can be asserted against any Existing Company Entity. The Intellectual Property Rights and the owner thereof or agreement through which they are licensed to any of the Existing Company are set forth on Schedule 3.1(j). The Existing Company Entities will take such action as may be required, including making and maintaining the filings set forth in Schedule 3.1(j) for CodeSmart or the Company to become the registered owner (in its current name) of all such Intellectual Property Rights.

(k)           Certain Fees.  Except as described in Schedule 3.1(k), no brokerage or finder’s fees or commissions are or will be payable by any Existing Company Entity to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.  The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(l)            Investment Company.  The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m)           Disclosure.  Neither any Existing Company Entity nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that any Existing Company Entity believes constitutes material, non-public information concerning the Company, the Subsidiaries or their respective businesses, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information. Each of the Existing Company Entities understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Existing Company Entities.  All disclosure provided to the Investors regarding the Existing Company Entities and their respective businesses and the transactions contemplated hereby, furnished by or on behalf of the Existing Company Entities (including their respective representations and warranties set forth in this Agreement) are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Investor acknowledges and agrees that the Existing Company Entities make no representations or warranties with respect to their respective businesses or the transactions contemplated hereby other than those specifically set forth in this Section 3.1 and each of the Investors have relied solely on those representations and review of the SEC Reports in making its  investment decision.

3.2.           Representations and Warranties of the Investors.  Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

(a)           Organization; Authority.  Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor.  Each of this Agreement and other Transaction Documents has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)           Investment Intent.  Such Investor is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time.  Such Investor is acquiring the Shares hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c)           Investor Status.  At the time such Investor was offered the Shares, it was, and at the date hereof and the time of sale it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act. Each Investor has such sophistication, knowledge and skill to be able to fully evaluate the risks of investing in the Company.

(d)           General Solicitation.  Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)           Access to Information.  Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(f)            Certain Trading Activities.  Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the earlier to occur of (1) the time that such Investor was first contacted by the Company or the placement agent regarding an investment in the Company and (2) the 30th day prior to the date of this Agreement.  Such Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

(g)           Independent Investment Decision.  Such Investor has independently evaluated the merits of its decision to purchase the Shares pursuant to the Transaction Documents, and such Investor confirms that it has not relied on the advice of any other Investor’s business and/or legal counsel in making such decision.  Such Investor has not relied on the business or legal advice of the Company or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents.

The Company Entities acknowledge and agree that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE 4.
OTHER AGREEMENTS OF THE PARTIES

4.1.          (a)   Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

(b)           Certificates evidencing the Shares will contain the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Shares to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgors shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge.  No notice shall be required of such pledge.  At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.  Any Shares subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

4.2.           Furnishing of Information.  As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3.           Integration.  The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the Securities to the Investors.

4.4.           Registrations Rights.

(a)           Registration Rights on the Shares.

(i)       No later than sixty (60) days after the Last Closing, the Company shall file a registration statement on Form S-1 or Form S-3 (or any similar or successor forms promulgated by the U.S. Securities and Exchange Commission (the “Commission”)) to include the Shares (the “Registrable Securities”) in such registration statement (the “Registration Statement”); provided that the amount of Registrable Securities shall be limited to not less than 100% of the maximum amount (“Rule 415 Amount”) of the Registrable Securities which may be included in a single registration statement without exceeding registration limitations imposed by the Commission pursuant to Rule 415 of the Securities Act;

(ii)      The Company shall cause each Registration Statement required to be filed under this Agreement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the earlier of: (a) Two Hundred and Seventy (270) days after the initial Registration Statement is filed with the Commission, or (b) the fifth (5th) Business Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments (such date, the “Required Effective Date”);

(iii)     The Company will pay all expenses associated with the registration, including, without limitation, filing and printing fees, the reasonable fees and expenses of one counsel for all selling holders which shall in no event execeed $5,000 and the Company’s counsel and accounting fees and expenses, costs, if any, associated with clearing the Registrable Securities for sale under applicable state securities laws;

(iv)     the Company shall have the right to delay, including, without limitation, by delaying the filing or effectiveness of the Registration Statement, the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the reasonable opinion of the Company in the best interest of the Company and, as applicable, suspend sales of Registrable Securities under an effective registration statement or suspend trading of its securities on any exchange, but in no event shall such delay or suspension take place on more than one occasion or for more than thirty (30) days; and

(v)      the Company will use commercially reasonable efforts to cause the Registration Statement with respect to the Investors to remain continuously effective for a period (the “Effectiveness Period”) that will terminate, with respect to the Investors, upon the earlier of (x) the date on which all the Registrable Securities covered by the Registration Statement have been sold or (y) the date on which all the Registrable Securities covered by the Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(b), as determined by reputable United States securities counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Investors, and will advise the Investors when the Effectiveness Period has expired with respect to the Investors.

(b)           Investor Information. Each Investor shall (A) furnish to the Company such information regarding itself, the Registrable Securities, other securities of the Company held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect and maintain the effectiveness of the Registration Statement, (B) execute such documents in connection with the Registration Statement as the Company may reasonably request and (C) immediately discontinue disposition of Registrable Securities pursuant to any registration statement upon notice from the Company of (x) the issuance of any stop order or other suspension of effectiveness of the Registration Statement by the Commission, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction by the applicable regulatory authorities or (y) the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) the failure of the prospectus included in the Registration Statement, as then in effect, to comply with the requirements of the Securities Act until the Investor’s receipt of a supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

(c)           Indemnification.

(i)      In the event any Registrable Securities are included in the Registration Statement under this Section 4.4, to the extent permitted by law, the Company will indemnify and hold harmless each of the Investors (including their officers, directors, members and partners), any underwriter (as defined in the Securities Act) for the Investors and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act (each an “Investor Indemnified Person”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law (“Claims”), insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to the Investor Indemnified Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any Claim; provided, however, that the indemnity agreement contained in this Section 4.4 shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable to any Investor Indemnified Person for any such Claim to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor Indemnified Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

(ii)
In the event any Registrable Securities are included in the Registration Statement under this Section 4.4 to the extent permitted by law, each Investor shall, severally and not jointly, indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 4.4, the Company, each of its directors, each of its officers who signs the registration statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, a “Company Indemnified Person”), against any Claim, insofar as such Claims arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in strict conformity with written information furnished to the Company by such Investor expressly for use in the Registration Statement; and, subject to Section 4.4, such Investor will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Person in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 4.4 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the indemnifying Investor, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

(iii)
Promptly after receipt by an Investor Indemnified Person or Company Indemnified Person (each, an “Indemnified Person”) under this Section 4.4 of notice of a Claim, such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 4.4, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall, by giving at written notice to the Indemnified Party within fifteen days after the Indemnified Party has given notice of the Claim, have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person; provided, however, that an Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnified Person or Company Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In the case of any Company Indemnified Person, legal counsel referred to in the proviso of the immediately preceding sentence shall be selected by the holders holding at least a majority in interest of the Registrable Securities included in the registration statement to which the Claim relates. The Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Person that relates to such action or Claim. The indemnifying party shall keep the Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a full and general release from all liability in respect to such Claim or litigation, and such settlement (a) shall provide for the payment by the Indemnifying Party of money as sole relief for the claimant, (b) shall not include any finding or admission as to fault on the part of the Indemnified Person and (c) shall have no effect on any other claims that may be made against the Indemnified Party.

Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 4.4, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

4.5.           Indemnification of Investors.  In addition to the indemnity provided in the Registration Rights Agreement, the Company Entities will jointly and severally, indemnify and hold the Investors and their directors, officers, shareholders, members, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs, disbursements and expenses, including all judgments, arbitral awards, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by any Company Entities in any Transaction Document.  In addition to the indemnity contained herein, the Company Entities will jointly and severally, reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.6.           Non-Public Information.  The Company covenants and agrees that neither it, any Company Entity nor any other Person acting on its or their behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7.           Listing of Securities.  The Company agrees (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Securities, and will take such other action as is necessary or desirable to cause the Securities to be listed on such other Trading Market as promptly as possible, and (ii) the Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.8.           Use of Proceeds.  The Company will use the net proceeds from the sale of the Shares hereunder for working capital purposes and such other purposes as set forth on Schedule 4.8 hereto.

4.9.           Further Assurances.  The Company will, and will cause all of the Company Entities and their management to, use their best efforts to satisfy all of the closing conditions under Section 5.1, and will not take any action which could frustrate or delay the satisfaction of such conditions.  In addition, either prior to or following the Closing, each Existing Company Entity signatory hereto will, and will cause each other Company Entity and its management to, perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

ARTICLE 5.
CONDITIONS PRECEDENT TO CLOSING

5.1.           Conditions Precedent to the Obligations of the Investors to Purchase Shares.  The obligation of each Investor to acquire Shares at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Existing Company Entities contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b)           Performance.  The Existing Company Entities shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)           Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect or a material adverse change with respect to the Subsidiaries;

(e)           Company Deliverables.  The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a); and

(f)           Termination.  This Agreement shall not have been terminated as to such Investor in accordance with Section 6.4.

5.2.           Conditions Precedent to the Obligations of the Company to Sell Shares.  The obligation of the Company to sell Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of each Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)           Performance.  Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

(d)           Investors Deliverables.  Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b); and

(f)           Termination.  This Agreement shall not have been terminated as to such Investor in accordance with Section 6.4.

ARTICLE 6.
MISCELLANEOUS

6.1.           Entire Agreement.  The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.2.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, or (c) upon actual receipt by the party to whom such notice is required to be given, if sent by any means other than facsimile transmission.  The address for such notices and communications shall be as follows:

If to the Company:	c/o CodeSmart Holdings, Inc. 103 Waters Edge Congers, NY 10920 Attn: Mr. Ira Shapiro

With a copy to:	Ofsink, LLC 900 Third Avenue, 5th Floor New York, New York 10022 Facsimile: 646-224-9844 Attn.: Darren L. Ofsink, Esq.

If to an Investor:	To the address set forth under such Investor’s name on the signature pages hereof;

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.3.           Amendments; Waivers; No Additional Consideration.  No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Investors who then hold Shares.  The Company shall pay for any fees, including reasonable attorney’s fees for one counsel representing the Investors, incurred by the Investors in connection with any amendment to a Transaction Document.

6.4.           Termination.   This Agreement may be terminated prior to Closing:

(a)           by written agreement of the Investors holding a majority of the Shares to be issued at Closing pursuant to the terms hereof and the Company; and

(b)           by an Investor (as to itself but no other Investor) upon written notice to the Company, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Closing Date; provided, that the right to terminate this Agreement under this Section 6.4(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to Section 6.4(a) upon delivery of a joint written notice from the Company and the Investors to the Escrow Agent or in the event of a termination pursuant to Section 6.4(b) upon delivery of written notice by an Investor to the Escrow Agent, such Investor shall have the right to a return of up to its entire Investment Amount deposited with the Escrow Agent pursuant to Section 2.3 without interest or deduction.  The Company covenants and agrees to cooperate with such Investor in obtaining the return of its Investment Amount, and shall not communicate any instructions to the contrary to the Escrow Agent. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors. Upon a termination in accordance with this Section 6.4, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

6.5.           Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors.  Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Investors.”  Notwithstanding anything to the contrary herein, for the avoidance of doubt, each Investor may freely transfer any Shares to any Person (including its Affiliates or any investment fund sponsored or advised by such Investor) without the consent of any of the Existing Company Entities or any other Investor.

6.7.           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5 (as to each Investor Party).

6.8.           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts.  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.9.           Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.10.         Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11.         Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12.         Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13.         Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.14.         Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.15.         Payment Set Aside.  To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16.         Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

6.17.         Limitation of Liability.  Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such an Investor shall be personally liable for any liabilities of such Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of date first written above.

CODESMART HOLDINGS, INC.

By:
Name: Ira Shapiro
Title: Chairman of the Board,
President and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as the date set forth above.

NAME OF INVESTOR

By:
Name:
Title:

Investment Amount: $ Tax ID or SSN No.: ADDRESS FOR NOTICE Attention:

Tel:

Fax:

Email:

DELIVERY INSTRUCTIONS (if different from above)

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Schedule 3.1(a)

Subsidiaries

The Company owns 68.06% of the total outstanding shares of The CodeSmart Group, Inc., and 100% of the total outstanding membership interests of American Coding Quality Association, LLC.

Schedule 3.1(g)

Capitalization

As of the date of this Agreement, the Company had 13,569,169 shares of Common Stock issued and outstanding and 1 share of Series A Convertible Preferred Stock, par value, $.0001 per share issued and outstanding. There were no warrants or options issued and outstanding.

Schedule 3.1 (j)

Intellectual Property Rights

As of the date of this Agreement, The CodeSmart Group, Inc. owns the trademark “CodeSmartTM.”

In addition, CodeSmart grants permission to various universities and colleges to use the ICD-10 training program. Pursuant to a license agreement with the Florida International Universities (“FIU”), CodeSmart grants FIU permission to use the content of the ICD-10 coding program on FIU’s online courses, and FIU is responsible to provide course development and management on the CodeSmart online courses and remit the course fees to CodeSmart. FIU has completed the on-line course development and the courses are open to the students. CodeSmart also entered into an agreement with the University of Central Florida (the “UCF”), whereby CodeSmart granted a license to use the ICD-10 training curriculums to the UCF and the UCF provides the platform of online courses for the ICD-10 programs.

Schedule 3.1(k)

The Advisory Fees for ECPC Capital, LLC (“ECPC”) in the Offering is as follows:

ECPC shall receive 0.1667 shares for every one dollar of the gross proceeds of the Offering that the Company receives, up to 500,000 shares of Common Stock if the gross proceeds of the Offering are no leass than $3,000,000 (the “Advisory Fees”); provided however, that in the event that ECPC is able to help the Company to consummate the Offering with gross proceeds of more than $3,000,000 on or prior to August 1, 2013, ECPC shall be entitled to additional shares of Common Stock for the amount of the gross proceeds of the Offering which exceeds $3,000,000; provided further, that the total number of shares representing the Advisory Fees to ECPC shall in no event exceed 666,667 shares.

Schedule 4.8

Use of Proceeds

The sale of the Shares in this Offering is expected to result in net proceeds to the Company of approximately $4,000,000, after deducting certain professional fees relating to this Offering. The Company intends to use the estimated net proceeds of the Offering for mostly marketing and sales expenses, working capital and repayment of the Company’s outstanding indebtedness, including repayment of liabilities of up to $1,100,000 owed to an investor of the Company.

EXHIBIT A

INVESTOR QUESTIONNAIRE

INVESTOR QUESTIONNAIRE

CodeSmart Holdings, Inc.

Confidential Investor Questionnaire

To:           CodeSmart Holdings, Inc.

I.           The Investor represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY AND/OR THE PLACEMENT AGENT TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY.  The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Investor’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___
The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Secured Convertible Promissory Notes (“Notes”).

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Category D ___
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F ___
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Secured Notes and with total assets in excess of $5,000,000.

(describe entity)

Category G ___
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Secured Notes, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H ___
The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

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Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse):  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of this Agreement in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

II.           SUITABILITY (please answer each question)

(a)           For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Investor, please describe any college or graduate degrees held by you:

(c)           For all Investors, please list types of prior investments:

(d)           For all Investors, please state whether you have you participated in other private placements before:

                                YES_______                                           NO_______

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(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies
Frequently	___________	___________
Occasionally	___________	___________
Never	___________	___________

(f)           For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:

                                YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future:

                                YES_______                                           NO_______

(h)           For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                                YES_______                                           NO_______

(i)           For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Secured Notes for which you seek to subscribe?

                                YES_______                                           NO_______

(j)           For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                                YES_______                                           NO_______

III.           MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                                  (a)          Individual Ownership
                                  (b)          Community Property
                                  (c)          Joint Tenant with Right of Survivorship (both parties must sign)
                                  (d)          Partnership*
                                  (e)          Tenants in Common
                                  (f)           Corporation*
                                  (g)          Trust*

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                                  (h)          Limited Liability Company*
                                  (i)           Other

*If Notes are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

IV.         FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

*If Investor is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the NASD Conduct Rules.

_________________________________
Name of FINRA Member Firm

By: ______________________________
           Authorized Officer

Date: ____________________________

V.          The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

VI.         In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(2) and/or Regulation D of the Securities Act of 1933 and applicable State Securities laws for the purposes of the proposed investment.

VII.        The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

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VIII.      The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change.  The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto.

IX.         In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Investor is required to provide the following information:

1.             Payment Information

(a)    Name and address (including country) of the bank from which Investor’s payment to the Company is being wired (the “Wiring Bank”):

_______________________________________

_______________________________________

_______________________________________

_______________________________________

(b)    Investor’s wiring instructions at the Wiring Bank:

_______________________________________

_______________________________________

_______________________________________

(c)     Is the Wiring Bank located in the U.S. or another “FATF Country”*?

_____ Yes                      ______ No

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are:  Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

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(d)    Is Investor a customer of the Wiring Bank?

_____ Yes                      ______ No

2.            Additional Information

For Individual Investors:

_____	A government issued form of picture identification (e.g., passport or drivers license).

_____	Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____
A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

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_____
A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____
If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Investor, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____
If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

X.          ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES.  ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

XI.         INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS SUBSCRIPTION AGREEMENT, SUBSCRIBER HEREBY GRANTS THE PLACEMENT AGENT PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

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INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

EXHIBIT B

ESCROW AGREEMENT

ESCROW AGREEMENT

This Escrow Agreement, dated as of June 19, 2013 (this “Agreement”), is entered into by and among CodeSmart Holdings, Inc., ECPC Capital, LLC (the “Purchasers’ Representative”), and Ofsink, LLC (the “Escrow Agent”). The Company and the Purchasers’ Representative shall be collectively referred to as the “Escrowing Parties.” Capitalized terms used, but not defined, herein shall have the respective meanings ascribed to them in the Subscription Agreement (the “Subscription Agreement”) entered between the Company and the purchasers identified on the signature pages to the Subscription Agreement (each, a “Purchaser” and collectively, the “Purchasers”).

WITNESSETH:

WHEREAS, pursuant to the proposed Subscription Agreement, the Purchasers intend to acquire from the Company shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (the “Shares”) for the Investment Amount indicated on such Purchaser’s signature page to the Subscription Agreement.

WHEREAS, the Purchasers have agreed to appoint ECPC Capital, LLC as their representative for the purpose of this Agreement, and the Purchasers’ Representative and the Company have agreed that the Purchasers will deposit the Investment Amount in escrow with the Escrow Agent, to be held and disbursed by the Escrow Agent subject to the terms and conditions of this Escrow Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1.           Appointment of Escrow Agent.

1.1           The Escrowing Parties hereby appoints the Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

1.2           The Escrow Agent shall establish a non-interest bearing escrow account (the “Escrow Account”).

2.           Deposit with the Escrow Agent.

2.1           “Escrow Funds” shall mean the Investment Amount.

2.2           The Company shall, at the Closing, deliver to the Escrow Agent the Company Deliverables as defined in Section 2.2(a) in the Subscription Agreement.

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            2.3            The Purchasers and the Purchasers’ Representative shall, at the Closing, deliver to the Escrow Agent the following:

                        (a) The Investment Amount to the Escrow Agent by check or wire transfer. All such checks shall be made payable to “Ofsink, LLC as Escrow Agent” and shall be delivered to the Escrow Agent at its address set forth on Schedule A hereto.  All such wires shall be sent as follows:

Bank’s Name and Address:

Account #:
ABA Routing #:
SWIFT:

and
                        (b)  Such other documents of the Investors Deliverables as defined in Section 2.2(b) in the Subscription Agreement (together with the Company Deliverables, the “Escrow Deposits”).

2.4           The Escrow Funds shall be held as trust funds and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party, and shall be held and disbursed solely for the purposes and in accordance with the terms hereof.

3.           Disbursement of Escrow Deposits.   The Escrow Agent will disburse the Escrow Deposits as follows:

3.1            For the purpose of the closings of the sale of Shares, upon receipt of the joint written instruction from the Company and the Purchasers’ Representative, in substantially the form of Exhibit A hereto, the Escrow Agent shall promptly (but no later than five (5) Business Days after receipt of such joint written instruction) release the Escrow Funds and such other documents of the Escrowed Deposits as directed in such instructions. The Company and the Purchasers’ Representative shall have the obligation to execute and provide a written instruction substantially in the form of Exhibit A hereto once the closing conditions are satisfied from the standpoint of the Subscription Agreement.

3.2            In the event the Escrow Agent: (i) receives no disbursement instructions as set forth in Section 3.1 within thirty (30) days after the Last Closing under the Subscription Agreement, (ii) receives notification from the Company and the Purchasers’ Representative about termination of the Subscription Agreement, or (iii) receives conflicting instructions or instructions which are not in the form annexed hereto as Exhibit A, the Escrowing Parties authorize the Escrow Agent to return the funds to the Purchasers, and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility with regard thereto. The Escrowing Parties shall indemnify and hold harmless the Escrow Agent as set forth in Section 4 below, from any and all expenses, including reasonable attorneys’ fees, as incurred, in connection with any action commenced by any of the Escrowing Parties with respect to the Escrowed Funds.

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4.           Exculpation and Indemnification of Escrow Agent

4.1           The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act.  The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document.  Except for written instructions given to the Escrow Agent by the Escrowing Parties relating to the Escrow Funds, the Escrow Agent shall not be obligated to recognize any other agreement between or among the Purchasers and the Company, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

4.2           The  Escrow Agent shall not be liable to anyone for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document or any written instructions from the Escrowing Parties (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The  Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

4.3           The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Escrowing Parties or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Escrow Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrow Funds pursuant to the provisions hereof.

4.4           The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the Escrowing Parties or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

4.5           To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrow Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Escrow Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose.  The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4.6 herein.

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4.6            The Escrow Agent will be indemnified and held harmless the  Escrowing Parties, from and against all expenses, as incurred, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder or the monies or other property held by it hereunder.  Promptly after the receipt of the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against the Escrowing Parties, notify it thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve any such party from any liability which the Escrowing Parties may have to the Escrow Agent hereunder.

4.7            In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safe the purchase information and purchase payments received, until the questions regarding its duties and rights are clarified to its satisfaction or it shall be directed otherwise by a final judgment of a court of competent jurisdiction.

4.8            No provision of this Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Agreement.

4.9            Notwithstanding any other provision of this Agreement, the Escrow Agent shall not be obligated to perform any obligation hereunder and shall not incur any liability for the nonperformance or breach of any obligation hereunder to the extent that the Escrow Agent is delayed in performing, unable to perform or breaches such obligation because of acts of God, war, terrorism, fire, floods, strikes, electrical outages, equipment or transmission failures, or other causes reasonably beyond its control.

4.10          IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

4.11          For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, whether or not the Escrow Agent uses outside counsel or its own attorneys, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

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5.           Termination of Agreement and Resignation of Escrow Agent

5.1           This Escrow Agreement shall terminate upon disbursement of all of the Escrow Funds, provided that the rights of the Escrow Agent shall survive the termination hereof.

5.2           The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Escrowing Parties at least five (5) Business Days written notice thereof (the “Notice Period”).  As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Escrowing Parties within the Notice Period, turn over to a successor escrow agent appointed by the Escrowing Parties all Escrow Funds upon presentation of the document appointing the new escrow agent and its acceptance thereof.  If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrow Funds in equal amounts to the Escrowing Parties without interest or deduction.

6.           Form of Payments by Escrow Agent

6.1           Any payments of the Escrow Funds by the Escrow Agent pursuant to the terms of this Escrow Agreement shall be made by wire transfer as directed in writing by the Escrowing Parties.

6.2           All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7.           Compensation.  Escrow Agent shall be entitled to a fee of $1,500 for the services performed under this Escrow Agreement, payable by the Company upon the first disbursement of the Escrow Funds.

8.           Notices. Any notice herein required or permitted to be given shall be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to the applicable addresses set forth on Schedule A (or to such other address as a party may designate by written notice in accordance with the provisions of this Section 8), and shall be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission if such notice or communication is delivered via fax on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on a business day, (c) the first  business day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next business day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given.

9.           Further Assurances From time to time on and after the date hereof, the Escrowing Parties shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

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10.         Consent to Service of Process The Escrowing Parties and the Escrow Agent hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made in the manner set forth in section 8 above.

11.         Miscellaneous

11.1           This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted.  The terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Agreement, refer to the Agreement in its entirety and not only to the particular portion of this Agreement where the term is used.  The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity.  All words or terms used in this Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require.  This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

11.2           This Agreement and the rights and obligations hereunder of the Escrowing Parties may not be assigned.  This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent.  This Agreement shall be binding upon and inure to the benefit of each party’s respective successors and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the parties hereto.  This Agreement is intended to be for the sole benefit of the parties hereto and their respective successors and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

11.3           This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

12.         Execution of Counterparts This Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

COMPANY
CODESMART HOLDINGS, INC.

By:______________________________
Name: Ira Shapiro
Title: Chief Executive Officer

PURCHASERS’ REPRESENTATIVE
ECPC CAPITAL, LLC

By:______________________________
Name: Alfred G. Allen III
Title: President

ESCROW AGENT
OFSINK, LLC

By:______________________________
Name: Darren Ofsink
Title: Member

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SCHEDULE A

To the Company:

CODESMART HOLDINGS, INC.
Attention: Ira Shapiro
103 Waters Edge
Congers, NY 10920
Phone: 646-526-7867
Email: ishapiro@codesmartgroup.com

To the Purchasers’ Representative:
ECPC CAPITAL, LLC
455 Elm St Ste 100,
Graham TX 76450

To the Escrow Agent:

OFSINK, LLC
Attention: Darren Ofsink
900 Third Ave, Fifth Floor
New York, NY 10022
Phone: 646-627-7326
Email: dofsink@golawintl.com

EXHIBIT A

ESCROW DISBURSEMENT INSTRUCTIONS

Pursuant to that certain Escrow Agreement (the “Escrow Agreement”), dated as of ___________, 2013, by and among CodeSmart Holdings, Inc. (the “Company”), ECPC Capital, LLC (the “Purchasers’ Representative”) and Ofsink, LLC (the “Escrow Agent”), the undersigned hereby instructs the Escrow Agent to release the Escrow Funds in the amounts and the manner described below:

Please release to:
Amount:	$
Form of release:	Wire
Wire Information:

Date:______________, 2013

COMPANY
CODESMART HOLDINGS, INC.

By:______________________________
Name: Ira Shapiro
Title:  Chief Executive Officer

PURCHASERS’ REPRESENTATIVE
ECPC CAPITAL, LLC

By:______________________________
Name: Alfred G. Allen III
Title: President

EXHIBIT C

PRIVATE PLACEMENT MEMORANDUM